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                                                                 EXHIBIT 10.17

                             GENZYME CORPORATION
                              One Kendall Square
                        Cambridge, Massachusetts 02139

                                                              February 22, 1996

Genzyme Development Partners, L.P.
c/o Genzyme Development Corporation II
One Kendall Square
Cambridge, Massachusetts 02139
Attention: Treasurer


     This notice is delivered pursuant to Section 3.04 of the Development Agreement dated as of September 13, 1989 between Genzyme Corporation ("Genzyme") and Genzyme Development Partners, L.P. (the "Partnership"), as amended by Amendment No. 1 thereto dated January 4, 1994 (the "Development Agreement"). Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Development Agreement.

     On January 4, 1994, Genzyme provided the notice described in Section 3.04(a) of the Development Agreement thereby extending the term of the Development Agreement (subject to the termination provisions of Article VIII thereof) for a period of twelve months following the aggregate expenditure by Genzyme of the Available Funds less the retainer fee paid under Section 3.02(a). Such twelve month period actually commenced as of March 1, 1994.

     On January 13, 1995, Genzyme provided the notice described in Section 3.04(b) of the Development Agreement thereby undertaking to continue the Research Program and Marketing Strategy in accordance with the Budget for the period from March 1, 1995 through February 29, 1996.

     In accordance with Section 3.04(b) of the Development Agreement, Genzyme hereby undertakes and agrees, at no expense to the Partnership, to continue the Research Program and Marketing Strategy in accordance with the Budget for the succeeding twelve month period which begins on March 1, 1996. As required by
Section 3.04(b) as preconditions to this undertaking, the Development Agreement currently remains in effect and no FDA Approval has been received for the sale by or on behalf of the Partnership of any Product in the Field of Activity on or before the end of the eleventh month (i.e., January 1996) of the twelve month period ending February 29, 1996.

                                               GENZYME CORPORATION


                                               By: /s/ Peter Wirth
                                                   ------------------------
                                                   Peter Wirth
                                                   Senior Vice President and
                                                   General Counsel